Exhibit 23.1

                    Consent of Independent Public Accountants


As independent public accountants we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Form 8K-A.


                                                  /s/ Arthur Andersen LLP


Boston, Massachusetts
September 19, 2000